SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted
                                               by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          UNION CARBIDE CORPORATION
               (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

[ ]     Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

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UNION  CARBIDE  CORPORATION   39 OLD RIDGEBURY  ROAD,  DANBURY, CT  06817-0001


                                                        PHONE:  [203] 794-5023
                                                          FAX:  [203] 794-4423

BRUCE D. FITZGERALD
VICE PRESIDENT, GENERAL COUNSEL & SECRETARY
(ADMITTED IN NEW YORK ONLY)







                                                  April 15, 1999

Dear Shareholder:

          In March we mailed to you a copy of Union Carbide's 1998 Annual Report along with the Proxy Statement for the company's annual meeting of stockholders to be held on April 28, 1999 and a proxy card to vote your Union Carbide shares. Our records indicate that you have not yet submitted your vote.

          YOUR VOTE COUNTS. We value the input of all our shareholders. The Board of Directors encourages you to vote FOR Proposals #1 and #2 and AGAINST PROPOSAL #3.

          YOUR VOTE IS IMPORTANT! Enclosed is a duplicate proxy card. You have the option of returning a completed card in the enclosed envelope or voting by telephone or over the Internet as instructed on the card.

          PLEASE VOTE.
                                                  Sincerely,



                                                  /s/ Bruce D. Fitzgerald
                                                  Bruce D. Fitzgerald


BDF:dg

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